                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               -------------------

                                    FORM 8-K

                                 current report

                       pursuant to section 13 or 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 2002

                               PSNH FUNDING LLC 2
                               ------------------
               (Exact Name of Registrant as specified in charter)




          Delaware                    333-76040                 02-0530601
          --------                    ---------                 ----------
(State or Other jurisdiction         (Commission               (IRS employer
      of incorporation)              file number)            identification no.)


       1000 Elm Street, Manchester NH                           03105-0330
       ------------------------------                           ----------
  (Address of principal executive offices)                      (Zip code)





       Registrant's telephone number, including area code: (603) 669-4000
                                                           --------------




                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On January 30, 2002, PSNH Funding LLC 2 ("PSNH Funding 2"), a subsidiary of Public Service Company of New Hampshire ("PSNH"), closed the sale, through underwriters, of $50,000,000 of rate reduction bonds ("RRBs") to the public. The RRBs were issued in a single class. PSNH Funding 2 applied the proceeds from the sale of the RRBs to the purchase of certain RRB property from PSNH.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits:

1.1      Underwriting Agreement dated January 16, 2002.

3.2 Limited Liability Company Agreement of PSNH Funding LLC 2 dated as of December 10, 2001.

4.1      Indenture dated as of January 30, 2002.

4.2      Form of Rate Reduction Bond (contained in Indenture filed as Exhibit
         4.1).

10.1     Purchase and Sale Agreement dated as of January 30, 2002.

10.2     Servicing Agreement dated as of January 30, 2002.

10.3     Administration Agreement dated as of January 30, 2002.

10.4     Fee and Indemnity Agreement dated as of January 30, 2002.


                                     Page 2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PSNH Funding LLC 2



Date:  February 7, 2001
                                                By: /s/ Randy A. Shoop

                                                    Name:  Randy A. Shoop
                                                    Title: President
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                                  EXHIBIT INDEX


         The following designated exhibits are filed herewith:

1.1      Underwriting Agreement dated January 16, 2002.

3.2      Limited Liability Company Agreement of PSNH Funding LLC 2 dated as of
         December 10, 2001.

4.1      Indenture dated as of January 30, 2002.

4.2      Form of Rate Reduction Bond (contained in Indenture filed as Exhibit
         4.1).

10.1     Purchase and Sale Agreement dated as of January 30, 2002.

10.2     Servicing Agreement dated as of January 30, 2002.

10.3     Administration Agreement dated as of January 30, 2002.

10.4     Fee and Indemnity Agreement dated as of January 30, 2002.